July 27, 2017

THE DREYFUS/LAUREL FUNDS, INC.

- GENERAL AMT-FREE MUNICIPAL MONEY MARKET FUND

Supplement to Current Statutory Prospectus

The Board of Directors of The Dreyfus/Laurel Funds, Inc. (the “Company”) has approved the liquidation of General AMT-Free Municipal Money Market Fund (the “Fund”), a series of the Company, effective on or about October 4, 2017 (the “Liquidation Date”).  Accordingly, effective on or about August 31, 2017 (the “Closing Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be established for “sweep accounts” and by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date.  The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to Dreyfus TeleTransfer or Dreyfus Automatic Asset Builder no longer will be accepted after September 20, 2017.  However, subsequent investments by Dreyfus-sponsored Individual Retirement Accounts and Dreyfus-sponsored retirement plans (collectively, “Dreyfus Retirement Plans”) pursuant to Dreyfus TeleTransfer or Dreyfus Automatic Asset Builder will be accepted after September 20, 2017.  Please note that checks presented for payment to the Fund’s transfer agent pursuant to the Fund’s Checkwriting Privilege on or after the Liquidation Date will not be honored.

Fund shares held on the Liquidation Date in Dreyfus Retirement Plans will be exchanged for Dreyfus Class shares of General Securities Money Market Fund (“GSMMF”) to avoid penalties that may be imposed on holders of Dreyfus Retirement Plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of GSMMF by calling 1-800-DREYFUS.

0324STK0717